SOUNDHOUND AI, INC.
CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share data)

	December 31, 2025	December 31, 2024
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$248,490	$198,240
Accounts receivable, net of allowances of $2,254 and $726 as of December 31, 2025 and 2024, respectively	32,336	23,159
Contract assets and unbilled revenue, net	38,189	26,645
Other current assets	10,114	7,476
Total current assets	329,129	255,520
Restricted cash equivalents, non-current	676	676
Right-of-use assets	3,791	4,692
Property and equipment, net	2,928	1,239
Goodwill	122,277	101,704
Intangible assets, net	181,395	174,943
Deferred tax asset	29	4
Contract assets and unbilled revenue, non-current, net	29,906	12,879
Other non-current assets	18,042	2,296
Total assets	$688,173	$553,953

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Accounts payable	$10,562	$5,559
Accrued liabilities	26,325	26,291
Operating lease liabilities	1,812	1,898
Finance lease liabilities	332	49
Income tax liability	2,662	2,750
Deferred revenue	24,042	23,876
Contingent acquisition liabilities	4,400	—
Other current liabilities	1,604	7,319
Total current liabilities	71,739	67,742

Operating lease liabilities, net of current portion	2,069	2,403
Deferred revenue, net of current portion	8,195	6,862
Contingent acquisition liabilities, net of current portion	129,227	286,898
Income tax liability, net of current portion	2,254	3,075
Deferred tax liability	1,363	—
Other non-current liabilities	9,540	4,320
Total liabilities	224,387	371,300
Commitments and contingencies

Stockholders’ equity (deficit):
Series A Preferred Stock, $0.0001 par value; 1,000,000 shares authorized; 0 and 0 shares issued and outstanding, aggregate liquidation preference of $— and $— as of December 31, 2025 and 2024, respectively	—	—
Class A Common Stock, $0.0001 par value; 755,000,000 and 455,000,000 shares authorized; 390,070,691 and 361,096,457 shares issued and outstanding as of December 31, 2025 and 2024, respectively	37	35
Class B Common Stock, $0.0001 par value; 44,000,000 shares authorized as of December 31, 2025 and 2024; 32,535,408 and 32,535,408 shares issued and outstanding as of December 31, 2025 and 2024, respectively	3	3
Additional paid-in capital	1,420,672	1,125,470
Accumulated deficit	(957,066)	(943,060)
Accumulated other comprehensive income	140	205
Total stockholders’ equity	463,786	182,653
Total liabilities and stockholders’ equity	$688,173	$553,953

SOUNDHOUND AI, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(In thousands, except share and per share data)

	Three Months Ended December 31,
	2025	2024
	(Unaudited)
Revenues	$55,059	$34,543
Operating expenses:
Cost of revenues	28,709	20,759
Sales and marketing	17,415	9,566
Research and development	24,841	20,394
General and administrative	21,205	16,437
Change in fair value of contingent acquisition liabilities	(84,631)	220,946
Amortization of intangible assets	4,947	3,513
Total operating expenses	12,486	291,615
Loss from operations	42,573	(257,072)

Other income (expense), net:
Loss on early extinguishment of debt	—	(42)
Interest expense	(113)	(1,309)
Other income (expense), net	(203)	135
Total other income (expense), net	(316)	(1,216)
Loss before provision (benefit) for income taxes	42,257	(258,288)
Provision (benefit) for income taxes	2,200	311
Net income (loss)	$40,057	$(258,599)
Cumulative dividends attributable to Series A Preferred Stock	—	—
Net loss attributable to SoundHound common stockholders	$40,057	$(258,599)

Other comprehensive income:
Unrealized gains (losses) on investments	(85)	(57)
Comprehensive loss	$39,972	$(258,656)

Net income (loss) per share:
Basic	$0.10	$(0.69)
Diluted	$(0.03)	$(0.69)

Weighted-average common shares outstanding:
Basic	417,576,180	375,102,329
Diluted	425,702,854	375,102,329

SOUNDHOUND AI, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(In thousands, except share and per share data)

	Year Ended December 31,
	2025	2024	2023
	(Unaudited)
Revenues	$168,920	$84,693	$45,873
Operating expenses:
Cost of revenues	97,369	43,309	11,307
Sales and marketing	61,640	29,126	18,893
Research and development	98,250	70,555	51,439
General and administrative	82,188	53,270	28,285
Change in fair value of contingent acquisition liabilities	(163,127)	222,670	—
Amortization of intangible assets	15,872	7,116	—
Restructuring	—	—	4,557
Total operating expenses	192,192	426,046	114,481
Loss from operations	(23,272)	(341,353)	(68,608)

Other income (expense), net:
Loss on early extinguishment of debt	—	(15,629)	(837)
Interest expense	(670)	(12,168)	(16,733)
Other income, net	14,668	9,222	1,155
Total other income (expense), net	13,998	(18,575)	(16,415)
Loss before provision (benefit) for income taxes	(9,274)	(359,928)	(85,023)
Provision (benefit) for income taxes	4,732	(9,247)	3,914
Net loss	(14,006)	(350,681)	(88,937)
Cumulative dividends attributable to Series A Preferred Stock	—	(416)	(2,774)
Net loss attributable to SoundHound common stockholders	$(14,006)	$(351,097)	$(91,711)

Other comprehensive loss:
Unrealized gains on investments	(65)	6	199
Comprehensive loss	$(14,071)	$(350,675)	$(88,738)

Net loss per share:
Basic	$(0.03)	$(1.04)	$(0.40)
Diluted	$(0.28)	$(1.04)	$(0.40)

Weighted-average common shares outstanding:
Basic	405,421,412	338,462,574	229,264,904
Diluted	409,456,342	338,462,574	229,264,904

SOUNDHOUND AI, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

	Year Ended December 31,
	2025	2024	2023
	(Unaudited)
Cash flows from operating activities:
Net loss	$(14,006)	$(350,681)	$(88,937)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	34,130	16,054	2,313
Stock-based compensation	80,620	33,145	27,931
Loss on change in fair value of ELOC program	—	—	1,901
Amortization of debt issuance cost	—	1,621	5,400
Non-cash lease amortization	2,906	2,613	3,346
Loss on disposal of property and equipment	42	—	—
Amortization of capitalized commissions	1,627	—	—
Loss on early extinguishment of debt	—	15,629	837
Foreign currency gain/loss from remeasurement	(947)	(24)	143
Change in fair value of contingent acquisition liabilities	(163,127)	222,670	—
Change in fair value of derivative	(4,676)	—	—
Deferred income taxes	1,338	(12,183)	30
Other, net	1,951	(580)	93
Changes in operating assets and liabilities, net of effects of acquisitions:
Accounts receivable, net	(1,304)	(10,264)	(627)
Prepaid expenses	—	—	1,590
Other current assets	(2,956)	(3,131)	(821)
Contract assets	(22,420)	(7,304)	(19,578)
Other non-current assets	(4,498)	(196)	671
Accounts payable	1,930	(7,636)	(1,162)
Accrued liabilities	(3,918)	1,846	4,266
Other current liabilities	(2,334)	(642)	—
Operating lease liabilities	(2,742)	(3,214)	(3,657)
Deferred revenue	(4,956)	(6,186)	(4,135)
Other non-current liabilities	5,118	(415)	2,131
Net cash used in operating activities	(98,222)	(108,878)	(68,265)

Cash flows from investing activities:
Purchases of property and equipment	(902)	(640)	(392)
Capitalized software development costs	(4,000)	—	—
Payment related to acquisitions, net of cash acquired	(54,602)	(11,732)	—
Net cash used in investing activities	(59,504)	(12,372)	(392)

Cash flows from financing activities:
Proceeds from the issuance of Series A Preferred Stock, net of issuance costs	—	—	24,942
Proceeds from sales of Class A common stock under the ELOC program, net of issuance costs	—	—	71,615
Proceeds from sales of Class A common stock under the Sales Agreement, Equity Distribution Agreement, Execute Equity Distribution Agreement and Second Equity Distribution Agreement	201,522	407,270	12,412
Proceeds from exercise of stock options and employee stock purchase plan	10,835	29,685	—
Proceeds from warrants exercised	114	23	—
Payment of financing costs associated with the Sales Agreement, Equity Distribution Agreement, Execute Equity Distribution Agreement, and Second Equity Distribution Agreement	(4,030)	(10,357)	—
Proceeds from the issuance of debt, net of issuance costs	—	—	85,087
Proceeds from the issuance of common stock	—	—	9,369
Payments on Term Loan and Amelia Debt	—	(215,373)	(35,029)
Payment to settle contingent holdback liabilities from SYNQ3 acquisitions	(198)	(217)	—

SOUNDHOUND AI, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)
(In thousands)

	Year Ended December 31,
	2025	2024	2023
	(Unaudited)
Payments on finance leases	(169)	(125)	(159)
Net cash provided by financing activities	208,074	210,906	168,237
Effects of exchange rate changes on cash	(98)	225	(20)
Net change in cash, cash equivalents, and restricted cash equivalents	50,250	89,881	99,580
Cash, cash equivalents, and restricted cash equivalents, beginning of year	198,916	109,035	9,475
Cash, cash equivalents, and restricted cash equivalents, end of year	$249,166	$198,916	$109,035

Reconciliation to amounts on the consolidated balance sheets:
Cash and cash equivalents	$248,490	$198,240	$95,260
Current portion of restricted cash equivalents	—	—	—
Non-current portion of restricted cash equivalents	676	676	13,775
Total cash, cash equivalents, and restricted cash equivalents shown in the consolidated statements of cash flows	$249,166	$198,916	$109,035

Supplemental disclosures of cash flow information:
Cash paid for interest	$26	$6,337	$11,984
Cash paid for income taxes, net of refunds	$4,370	$2,717	$2,356

Noncash investing and financing activities:
Conversion of Series A Preferred Stock to Class A common stock	$—	$14,187	$10,755
Issuance of Class A Common Stock to settle obligations under Amelia Debt	$—	$11,817	$—
Issuance of Class A Common Stock to settle contingent holdback consideration of SYNQ3 acquisition	$3,922	$189	$—
Deferred offering costs reclassified to additional paid-in capital	$210	$220	$—
Purchases of property and equipment under accrued liabilities	$163	$—	$—
Operating lease liabilities arising from obtaining right-of-use assets	$1,001	$1,559	$—
Debt discount through issuance of common stock warrants	$—	$—	$4,136
Issuance of Class A Common Stock to settle commitment shares related to the ELOC program	$—	$—	$915
Fair value of Class A common stock and deferred equity consideration issued to acquire SYNQ3 and Amelia	$—	$33,606	$—
Fair value of contingent earnout consideration to acquire SYNQ3 and Amelia	$—	$67,945	$—
Fair value of contingent holdback consideration to acquire SYNQ3	$—	$570	$—
Fair value of deferred cash consideration under other acquisition	$—	$195	$—
Fair value of deferred cash consideration under Interactions acquisition	$1,150	$—	$—
Fair value of contingent earnout consideration under Interactions acquisition	$9,900	$—	$—
Stock-based compensation included in capitalized software development costs	$2,431	$—	$—